UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                        000-31149             95-4040623
         ----------                        ---------             ----------
(State or other jurisdiction of           (Commission          (IRS Employer
incorporation or organization)            File Number)       Identification No.)

        6053 West Century Boulevard, 11th Floor
            Los Angeles, California                                 90045-6438
            -----------------------                                 ----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                                    Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition

On October 21, 2004, California Pizza Kitchen, Inc. issued a press release describing selected financial results of the Company for the quarter ended September 26, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.


Section 9.0 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit                                 Description
-------                                 -----------

      99.1                 Press Release dated October 21, 2004 entitled:
                           "California Pizza Kitchen Announces Financial Results For The Third Quarter Ended September 26, 2004."

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 21, 2004                   California Pizza Kitchen, Inc.
                                   a California corporation

                                   By:      /s/ Richard L. Rosenfield
                                            ------------------------------------
                                            Co-Chief Executive Officer

                                   By:      /s/ Larry S. Flax
                                            ------------------------------------
                                            Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit                           Description
-------                           -----------


   99.1                    Press Release dated October 21, 2004 entitled:
                           "California Pizza Kitchen Announces Financial Results For The Third Quarter Ended September 26, 2004."